Income Taxes - Schedule of Components of Income Tax Expense (Benefit) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Expected benefit at U.S. federal statutory tax rate	$ (3,640)	$ (2,078)
State tax	(764)	(707)
Change in valuation allowance	(8,858)	2,720
Deconsolidation adjustment	13,318	0
Other	(56)	65
Provision for income taxes	$ 0	$ 0